EXHIBIT 23.1
                                                                    ------------




CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


      We consent to the incorporation by reference in the Registration Statement (Form S-1) dated October 19, 2006 of our reports dated February 15, 2005 with respect to the consolidated financial statements and schedule of ExlService Holdings, Inc. included in Amendment No. 6 to the Registration Statement (Form S-1 No. 333-121001) and to the reference therein to our firm under the caption "Experts."

                                                /s/ ERNST & YOUNG LLP
                                                ------------------------

New York, New York
October 19, 2006